UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 25, 2016

Date of Report (Date of earliest event reported)

NOVUS ROBOTICS INC.

(Exact name of registrant as specified in its charter)

Nevada	333-140396	20-3061959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7669 Kimbal Street Mississauga, Ontario Canada	L5S 1A7
(Address of principal executive offices)	(Zip Code)

(905) 672-7669

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01. Entry Into a Material Definitive Agreement

On Februayr 25, 2016, the Board of Directors of Novus Robotics Inc., a Nevada corporation (the “Company”) authorized the execution of that technology purchase agreement dated February 25, 2016 (the “Technology Purchase Agreement”) among the Company and Berardino Paolucci, the President/CEO and a member opf the Board of Directors, and Drasko Karanovic, a member of the Board of Directors (collectively, the “Sellers”).

The Sellers had previously researched, created and developed medical robotics technology, which deals with the design, construction and operation of robots in automation for medical and surgical purposes (“Medical Robotic Technology”).

In accordance with the terms and provisions of the Technology Purchase Agreement, the Company acquired all of the Sellers’ right, title and interest in and to certain assets as follows (the “Assets”):

(a) All plans, specifications, drawings, concepts, designs, prototypes, techniques, tools, diagrams, outlines, descriptions, information, data, engineering studies and reports, test results, models, manufacturing processes and flowcharts;

(b) All raw materials, supplies, work in progress, finished product and lists of suppliers;

(c) All software programs and software code relating thereto, if any and all copies and tangible embodiments of the software programs and software code (in source and object code form), together with all documentation related to such programs and code;

(d) All intellectual property rights including, but not limited to, future patent applications, patents, trademarks, trade names, copyrights, exercisable or available in any jurisdiction of the world, and the exclusive right for Purchaser to hold itself out to be the successor to the Medical Robotic Technology business of Sellers;

(e) All licenses to the Assets and properties of third parties (including licenses with respect to intellectual property rights owned by third parties);

(f) Claims, causes of actions, royalty rights, deposits, and rights and claims to refunds (including tax refunds) and adjustments of any kind (including rights to set-off and recoupment), and insurance proceeds;

(g) All Internet domain names and registrations that are held or owned by Sellers which relate or refer to the business or Assets;

(h) All franchises, permits, licenses, agreements, waivers, and authorizations from, issued, or granted by any governmental authority; and

(i) Copies of marketing and sales information, including potential pricing and customer lists.

In further accordance with the terms and provisions of the Technology Purchase Agreement, the Company issued to each of Messrs. Paolucci and Karanovic 25,000,000 shares of its Series B Preferred Stock. See “Item 3.02 Unregistered Sales of Equity Securities” below.

The Sellers each represented and confirmed that Berardino Paolucci is the Chief Executive Officer/President and a member of the Board of Directors and Drasko Karanovic is a member of the Board of Directors of the Company, that both Berardino Paolucci and Drasko Karanovic acknowledged and confirmed their fiduciary duties as such, and that Berardino Paolucci and Drasko Karanovic and the Company have negotiated in good faith with the best interests of the shareholders of the Company in consideration of the transaction.

SECTION 3. SECURITIES AND TRADING MATTERS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On February 25, 2016 and in accordance with the terms and provisions of the Technology Purchase Agreement, the Board of Directors of the Company authorized the issuance of an aggregate 25,000,000 shares of irs Series B preferred stock to each of Berardino Paolucci, its President/Chief Executive Officer, and Drasko Karanovic.

The shares were valued at par and issued in a private transaction to the two non=United States residents in reliance on Regulation S promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”). Neither the shares of preferred stock nor the underlying shares of common stock have been registered under the Securities Act or under any state securities laws and, therefore, may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements.

The following is a summary of the material rights and restrictions associated with the Company’s Series B Preferred Stock. This description does not purport to be a complete description of all of the rights of its stockholders and is subject to, and qualified in its entirety by, the provisions of our Certificate of Designation relating to its shares of Series B Preferred Stock.

The Series B Preferred Stock shall vote or act by written consent together with the common stock and not as a separate class. Each share of Series B Preferred Stock shall have that number of votes equal to five thousand (5,000) shares of common stock at any special or annual meeting of the stockholders of the Company and in any act by written consent in lieu of any special or annual meeting of the stockholders of the Company. In the case the Company shall at any time subdivide (by any share split, share dividend or otherwise) its outstanding shares of common stock into a greater number of shares, the number of shares of common stock of which are equal in voting power to each share of Series B Preferred Stock, as in effect immediately prior to such subdivision, shall be proportionately increased and, conversely, in case the outstanding common stock shall be combined into a smaller number of shares, the number of shares of common stock of which are equal in voting power to each share of Series B Preferred Stock, as in effect immediately prior to such combination, shall be proportionately reduced.

So long as any shares of Series B Preferred Stock are outstanding, the Company shall not, without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series B Preferred Stock, voting as a separate class, change or modify the rights, preferences or other terms of the Series B Preferred Stock, or increase or decrease the number of authorized shares of Series B Preferred Stock

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

10.1 Technology Purchase Agreement dated February 25, 2016 among Novus Robics Inc., Berardino Paolucci and Drasko Karanovic.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVUS ROBOTICS INC.

/s/ Berardino Paolucci
DATE: February 26, 2016	Name:	Berardino Paolucci
	Title:	President/Chief Executive Officer